I, Benjamin J. Bornstein, certify that:

	1.   I have reviewed this report on Form N-CSR of Curan
Fund, LLC;

	2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

	3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report;

	4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

	a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

	c) Evaluated the effectiveness of the registrants disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	d) Disclosed in this report any change in the registrants internal control over financial reporting that occurred during the registrants most recent fiscal half-year (the registrants second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting; and

	5. I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

	a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrants ability to record, process, summarize, and report financial information; and

	b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal control over financial reporting.


Date: February 27, 2004

/s/Benjamin J. Bornstein
Benjamin J. Bornstein
President


I, Benjamin J. Bornstein, certify that:

	1.   I have reviewed this report on Form N-CSR of Curan
Fund, LLC;

	2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

	3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report;

	4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

	a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

	c) Evaluated the effectiveness of the registrants disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	d) Disclosed in this report any change in the registrants internal control over financial reporting that occurred during the registrants most recent fiscal half-year (the registrants second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting; and

	5. I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

	a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrants ability to record, process, summarize, and report financial information; and

	b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal control over financial reporting.


Date: February 27, 2004

/s/Benjamin J. Bornstein
Benjamin J. Bornstein
Principal Financial Officer

{H0407878.2 }